                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                       ________________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)                 January 15, 1999
                                                               ----------------

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Trust Series 1998-C) and each of the Originators listed on Schedule A attached hereto.

                             The Money Store, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)


New Jersey
----------
                                                                     Applied for
                                                                     -----------

State or other            (Commission                            (IRS Employer
jurisdiction of           File Number)                           ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey   07083
--------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                           (908) 686-2000
                                                               --------------
                               n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                   Other Events
                         ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the January 15, 1999 Remittance Date.


Item 7                   Financial Statements and Exhibits
                         ---------------------------------

     The quarterly financial statement for the period ended September 30, 1997 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE MONEY STORE INC.


                                        By: /s/ Harry Puglisi
                                        ---------------------------------
                                                Harry Puglisi
                                                  Treasurer



     Dated:            January 29, 1999

                                  Schedule A

                              List of Originators
                              -------------------

                                    1998-C
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                       TRUST ADMINISTRATOR'S CERTIFICATE

IN ACCORDANCE WITH SECTION 7.10 OF THE SALE AND SERVICING AGREEMENT DATED AS OF AUGUST 31,1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-C FOR THE JANUARY 12, 1999 DETERMINATION DATE.

                                                                            POOL I                                POOL II
1. AGGREGATE AMOUNT RECEIVED                                            $11,389,834.27                         $7,789,858.83
   ADJ : RECALCULATION                                                            0.00                                  0.00
                                                                       ----------------                       ---------------
                                                                         11,389,834.27                          7,789,858.83


   LESS: SERVICE FEE                                                        105,972.64                             69,624.89
         CONTINGENCY FEE                                                    105,972.64                             69,624.89
         OTHER SERVICER FEES (Late Charges / Escrow)                        117,461.68                            123,362.97
         UNREIMBURSED MONTHLY ADVANCES                                      112,477.66                             23,892.56
                                                                       ----------------                       ---------------
                                                                            441,884.62                            286,505.31

   PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
           COMPENSATING INTEREST (6.12)                                           0.00                                  0.00

                                                                       ----------------                       ---------------
                                                                                  0.00                                  0.00

   LESS: EXCESS SPREAD (I-19)                                             1,762,490.31                          1,004,334.48


                                                                       ----------------                       ---------------
   AVAILABLE REMITTANCE AMOUNT                                            9,185,459.34                          6,499,019.05
                                                                       ================                       ===============



2.  (A) CLASS AF-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                               389,453,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                               129,817,000.00

    (C) CLASS AV PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                               348,243,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS AF-1                                                                                                        5,098,000.00
    CLASS AF-2                                                                                                        1,700,000.00

  TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                                                                         6,798,000.00

    CLASS AV (POOL II) PRINCIPAL DISTRIBUTION                                                                         4,866,000.00

4.  TOTAL AMOUNT OF POOL I AND II INSURED PAYMENTS
    POOL I INSURED PAYMENT                                                                                                    0.00
    POOL II INSURED PAYMENT                                                                                                   0.00

5.  CURRENT INTEREST REQUIREMENTS
    CLASS AF-1                                                                                                        1,946,935.80
    CLASS AF-2                                                                                                          620,417.08
    CLASS AV                                                                                                          1,737,921.88

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD                                                     # ACCOUNTS                                    DOLLARS
                  POOL I                                                  112                                         4,939,354.69
                  POOL II                                                  50                                         4,130,409.64

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
                  POOL I                                                                                              1,087,612.38
                  POOL II                                                                                               244,020.51

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
                  POOL I                                                                                                709,702.59
                  POOL II                                                                                               227,729.09

9.  AMOUNT OF INTEREST RECEIVED
                  POOL I                                                                                              4,494,789.01
                  POOL II                                                                                             2,802,352.56

10. (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
         INTEREST TO BE MADE ON THE DETERMINATION DATE
         TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
                  POOL I                                                                                                      0.00
                  POOL II                                                                                                     0.00

    (B)  AMOUNT OF COMPENSATING INTEREST
                  POOL I                                                                                                    212.18
                  POOL II                                                                                                   899.35

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
                  POOL I                                                                                                19,506.02
                  POOL II                                                                                                1,811.15

13.  CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                        1,946,935.80
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                       5,098,000.00
         (C) CARRY FORWARD AMOUNT                                                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                              0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                                                           7,044,935.80

      CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                          620,417.08
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                       1,700,000.00
         (C) CARRY FORWARD AMOUNT                                                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                              0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                                                           2,320,417.08

    POOL I REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                        2,567,352.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                       6,798,000.00
         (C) CARRY FORWARD AMOUNT                                                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                              0.00

         TOTAL POOL I REMITTANCE AMOUNT                                                                              9,365,352.88

      CLASS AV REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                                        1,737,921.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                       4,866,000.00
         (C) CARRY FORWARD AMOUNT                                                        0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                                              0.00

         TOTAL CLASS AV REMITTANCE AMOUNT                                                                            6,603,921.88

14.   (A) REIMBURSABLE AMOUNTS
      (B) CERTIFICATE REMITTANCE AMOUNT

                  POOL I                                                                                                     0.00
                  POOL II                                                                                                    0.00

15.   (A) CLASS AF-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                       384,355,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          128,117,000.00

    (J) CLASS AV PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          343,377,000.00

    (S) TOTAL POOL I PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          512,472,000.00

    (T) TOTAL POOL II PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          343,377,000.00

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I AND II)               100.00%

    (B) EXCESS SPREAD (POOL I)                                        1,762,490.31
        EXCESS SPREAD (POOL II)                                       1,004,334.48

        TOTAL EXCESS SPREAD (POOL I and II)                           2,766,824.79

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                 0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                                0.00

        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I and II                    0.00

17. CUMULATIVE REALIZED LOSSES
           POOL I                                                        28,345.82
           POOL II                                                        1,811.15

18. (A) THE WEIGHTED AVERAGE MATURITY
           POOL I                                                          281.912
           POOL II                                                         354.566

    (B) THE WEIGHTED AVERAGE MORTGAGE
      INTEREST RATE
           POOL I                                                           10.612%
           POOL II                                                          10.057%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
           POOL I                                                                                     105,972.64
           POOL II                                                                                     69,624.89

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
           POOL I                                                                                     105,972.64
           POOL II                                                                                     69,624.89

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
           POOL I                                                                                     114,439.72
           POOL II                                                                                      4,281.65

    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
           POOL I                                                                                      47,600.00
           POOL II                                                                                     31,922.00

    (E) TRUST ADMINISTRATOR FEE
           POOL I                                                                                       3,678.17
           POOL II                                                                                      3,192.24

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE                                    POOL I               POOL II
    SERVICERS PURSUANT TO:
        (A) SECTION 4.04 (b)                                                          0.00                  0.00
        (B) SECTION 4.04 (c)                                                          0.00                  0.00
        (C) SECTION 4.04 (d)(ii)                                                      0.00                  0.00
        (D) SECTION 4.04 (e)                                                          0.00                  0.00
        (E) SECTION 4.04 (f)(i)                                                 211,945.28            139,249.78

21. CLASS AF-1 POOL FACTOR (I-5):
    CURRENT CLASS AF-1 PRINCIPAL BALANCE                                    384,355,000.00            0.95789408
    ORIGINAL CLASS AF-1 PRINCIPAL BALANCE                                   401,250,000.00

    CLASS AF-2 POOL FACTOR (I-5):
    CURRENT CLASS AF-2 PRINCIPAL BALANCE                                    128,117,000.00            0.95788411
    ORIGINAL CLASS AF-2 PRINCIPAL BALANCE                                   133,750,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE                                        512,472,000.00            0.95789159
    ORIGINAL POOL I PRINCIPAL BALANCE                                       535,000,000.00

    CLASS AV (POOL II) FACTOR:
    CURRENT CLASS AV PRINCIPAL BALANCE                                      343,377,000.00            0.95382500
    ORIGINAL CLASS AV PRINCIPAL BALANCE                                     360,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
        POOL I                                                                                            10.612%
        POOL II                                                                                           10.057%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
        POOL I                                                                                             9.991%
        POOL II                                                                                            9.432%

    (C) WEIGHTED AVERAGE CLASS AF-1AND CLASS AF-2,                                                         5.863%

        CLASS AV ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                    5.920%

                                                                    -------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                    11/30/98                 12/31/98
                                                                    -------------------------------------------------
        POOL I                                                          10.617%                  10.612%
        POOL II                                                         10.054%                  10.057%

23. CLASS AF-1  REMITTANCE RATE                                                     5.80547%
    CLASS AF-2 REMITTANCE RATE                                                       5.5500%
    CLASS AV REMITTANCE RTATE                                                       5.79547%

    IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
    LIBOR PLUS MARGIN OR AUCTION RATE FOR  CLASS AH-1                       N/A
                                             CLASS AH-2                     N/A
                                             CLASS AV                       N/A

24. LIBOR RATE                                                                      5.53547%
    AUCTION RATE                                                                    5.55000%

25. CLASS AF-1 NET FUNDS CAP                                                         9.9958%
    CLASS AF-2 NET FUNDS CAP                                                         9.9958%
    CLASS AV NET FUNDS CAP                                                           9.4292%

26. CLASS AV CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                              0.00

27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
    INTEREST CARRYOVER                                                                 0.00
    (B) LIBOR INTEREST CARRYOVER BALANCE                                               0.00

28. (A) SUPPLEMENTAL INTEREST AMOUNT                                                   0.00

    (B) SUPPLEMENTAL INTEREST PAYMENT                                                  0.00

    (C) SUPPLEMENTAL INTEREST EXCESS                                                   0.00

29. SPREAD BALANCE

30. SPECIFIED SPREAD ACCOUNT REQUIREMENT
      POOL I                                                                  20,062,500.00
      POOL II                                                                 20,880,000.00

31. AMOUNT TO BE DEPOSITED INTO THE SPREAD ACCOUNT
      POOL I                                                                   1,420,557.05
      POOL II                                                                    863,228.00

                                                                      EXHIBIT O (POOL I)
                                   REMIC DELINQUENCIES AS OF -DECEMBER 31, 1998

REMIC                           OUTSTANDING            #
SERIES                          DOLLARS                ACCOUNTS       RANGES              AMOUNT              NO        PCT
           1998-C-I                $512,474,640.19          10,094     1 TO 29 DAYS       47,638,626.22      1054      9.30%
                                                                      30 TO 59 DAYS        6,551,873.51       129      1.28%
                                                                      60 TO 89 DAYS        2,179,639.70        53      0.43%
                                                                      90 AND OVER          1,242,874.24        25      0.24%

                                                                      FORECLOSURE          3,729,603.06        64      0.73%
                                                                      REO PROPERTY                 0.00         0      0.00%



                                                                      TOTALS             $61,342,616.73     1,325     11.97%
                                                                                       =====================================


                                                                      EXHIBIT O ( POOL II )

                                   REMIC DELINQUENCIES AS OF -DECEMBER 31, 1998
REMIC                           OUTSTANDING            #
SERIES                          DOLLARS                ACCOUNTS       RANGES              AMOUNT              NO        PCT

           1998-C-II               $343,378,698.51          4,048      1 TO 29 DAYS       27,609,310.99       358      8.04%
                                                                      30 TO 59 DAYS        5,540,010.62        74      1.61%
                                                                      60 TO 89 DAYS        2,448,587.04        27      0.71%
                                                                      90 AND OVER            202,694.29         3      0.06%

                                                                      FORECLOSURE          2,429,597.26        26      0.71%
                                                                      REO PROPERTY                 0.00         0      0.00%


                                                                      TOTALS             $38,230,200.20       488     11.13%
                                                                                       =====================================

1998-C

The following additional information, presented in dollars, pursuant to Secton
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

                                                                     POOL I

SUBCLAUSE                CLASS AF-1               CLASS AF-2               CLASS AV
-----------------------------------------------------------------------------------------
(ii)                         970.60                        970.59                967.34

(vi)                           9.23                          9.23                 11.47

(vii)                          2.03                          2.03                  0.68

(viii)                         1.40                          1.40                  1.36

(xiii)     (a)                 4.85                          4.64                  4.83
           (b)                12.71                         12.71                 13.52
           (c)                 0.00                          0.00                  0.00
           (d)                 0.00                          0.00                  0.00

(xv)                         957.89                        957.88                953.83

(xxxvi)                        0.00                          0.00                  0.00